UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2025

ROCKET LAB CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39560	39-2182599
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3881 McGowen Street Long Beach, California		90808
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 714 465-5737

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RKLB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On August 12, 2025, Rocket Lab Corporation (the “Company”) issued a press release announcing the closing of the previously announced acquisition (the “Acquisition”) of the parent holding company of GEOST LLC (“GEOST”). A copy of the press release is attached hereto and furnished herewith as Exhibit 99.1.

The information set forth under this Item 7.01 and in Exhibit 99.1 is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is not to be incorporated by reference into any filing of the registrant under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in any such filing, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

On August 12, 2025, the Company’s wholly-owned subsidiary Rocket Lab USA, Inc. completed the previously announced Acquisition of GEOST, paying closing consideration of $125 million in cash and issuing 3,057,588 shares of the Company’s common stock, $0.0001 par value (“Common Stock”). The agreement (the “Purchase Agreement”) related to the Acquisition provides for an additional potential earnout of up to $50 million of cash payments to the seller tied to future revenue targets of GEOST’s business.

On August 12, 2025, the Company filed with the Securities and Exchange Commission (the “SEC”) a prospectus supplement to the prospectus included in the Company’s registration statement on Form S-3ASR filed with the SEC on March 11, 2025 (File No. 333-285707), as amended by the Post-Effective Amendment No. 1 filed with the SEC on May 27, 2025 (the “Registration Statement”), covering the resale by a certain selling stockholder of up to 3,057,588 shares of the Company’s Common Stock issued in a private placement in connection with the Acquisition. The prospectus supplement was filed in accordance with the Purchase Agreement. A copy of the legal opinion of Goodwin Procter LLP relating to the shares covered by the prospectus supplement is filed herewith as Exhibit 5.1, and is filed with reference to, and is hereby incorporated by reference in, the Registration Statement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

5.1	Opinion of Goodwin Procter LLP.
23.1	Consent of Goodwin Procter LLP (included in Exhibit 5.1).
99.1	Press Release of Rocket Lab Corporation, dated August 12, 2025, announcing the closing of the GEOST acquisition
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKET LAB CORPORATION

Date:	August 12, 2025	By:	/s/ Adam Spice
Adam Spice Chief Financial Officer